UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2011
Killbuck Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-24147	34-1700284

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
165 North Main Street
Killbuck, Ohio 44637

(Address of principal executive offices)
Registrant’s telephone number, including area code: (330) 276-2771
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.
          On June 15, 2011, the Company mailed a letter to shareholders discussing the Company’s unaudited financial condition and results of operation for the five month period ended May 31, 2011. A copy of the letter is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
          The following exhibits are filed herewith and/or are incorporated herein by reference.
     (a) Not Applicable
     (b) Not Applicable
     (c) Not Applicable
     (d) Exhibits. The following exhibit is included with this current report on Form 8-K:

Exhibit
No.	Exhibit Description
99.1	Letter to Shareholders of Killbuck Bancshares, Inc. dated June 15, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Killbuck Bancshares, Inc.
Date: June 15, 2011	By:	/s/ Craig A. Lawhead
Craig A. Lawhead, President and Chief Executive Officer